Exhibit 10.9
Execution Version
AMENDMENT NO. 1 TO TLA/REVOLVER CREDIT AGREEMENT
This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment No. 1”), dated as of October 10, 2025, is in respect of the Credit Agreement, dated as of September 29, 2025 (as amended, amended and restated, modified or supplemented from time to time, the “TLA/Revolver Credit Agreement”), by and among Blackfin Pipeline, LLC (the “Borrower”), Blackfin Pipeline Pledgor, LLC (the “Parent”), Blackfin Supply, LLC (the “Permitted Subsidiary”, and together with the Borrower and the Parent, the “Loan Parties”), the Lenders party thereto from time to time, MUFG Bank, Ltd, as Administrative Agent (in such capacity, the “Administrative Agent”) and Sumitomo Mitsui Banking Corporation, as Collateral Agent (in such capacity, the “Collateral Agent”). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the TLA/Revolver Credit Agreement. For all purposes of this Amendment No. 1, except as otherwise expressly provided, the rules of interpretation set forth in Section 1.02 (Other Interpretive Provisions) of the TLA/Revolver Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein.
WHEREAS, pursuant to Section 10.1 (Amendments, Etc.) of the TLA/Revolver Credit Agreement, the Lenders required pursuant to such Section, the Borrower and the other Loan Parties, or the Administrative Agent (with the consent of the Lenders required pursuant to such Section), the Borrower and the Loan Parties may, from time to time, enter into certain amendments or waivers with respect to the TLA/Revolver Credit Agreement, subject to the terms and conditions set forth therein.
WHEREAS, the Borrower has requested that the Lenders under the TLB Credit Agreement consent and agree, and the Lenders constituting the Required Lenders are willing to consent and agree, to amend the TLA/Revolver Credit Agreement to make the amendments specified in Section 1 herein on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Section 1.    Amendments.
1.1    Amendment to Section 7.06 (Restricted Payments). Upon the effectiveness of this Amendment No. 1 in accordance with Section 3.1 below, the last paragraph of Section 7.06 (Restricted Payments) of the TLA/Revolver Credit Agreement is hereby amended by deleting such paragraph in its entirety and replacing it with the following:
“Notwithstanding the foregoing, (x) at the Closing Date, the Borrower shall be entitled to make a Restricted Payment to the Parent (and the Parent shall be entitled to make such Restricted Payment to the Sponsors) up to an amount of

ID: 4916-9306-3024 v.1.1 - MSW
|US-DOCS\164681961.8||
#101176958v2

$859,023,126.30, subject to no further conditions (other than those conditions set forth in Section 4.01) (the “Closing Date Distribution”), (y) at the Amendment No. 1 Effective Date, the Borrower shall be entitled to make a Restricted Payment to the Parent (and the Parent shall be entitled to make such Restricted Payment to the Sponsors) up to an amount of $30,125,000.00, subject to no further conditions (other than those conditions set forth in Amendment No. 1) and (z) on or within 30 days of the Conversion Date, the Borrower shall be entitled to make to the Parent (and the Parent shall be entitled to make such Restricted Payment to the Sponsors) the True-Up Distribution.”
1.2    Amendment to Section 7.03(f) (Indebtedness). Upon the effectiveness of this Amendment No. 1 in accordance with Section 3.1 below, Section 7.03(f) (Indebtedness) of the TLA/Revolver Credit Agreement is hereby amended and restated in its entirety as follows:
“Indebtedness incurred under the TLB Credit Agreement not to exceed $1,075,000,000 at any time;”
1.3    Amendment to Schedule 2.05(a) (Amortization Schedule). Upon the effectiveness of this Amendment No. 1 in accordance with Section 3.1 below, Schedule 2.05(a) (Amortization Schedule) of the TLA/Revolver Credit Agreement is hereby amended and restated as set forth in Schedule A hereto.
Section 2.    Acknowledgement. For avoidance of doubt, each Lender party hereto acknowledges and agrees that the additional Indebtedness permitted under the TLB Credit Agreement by this Amendment No. 1 shall not be considered an Incremental Facility and shall not count as against the Free and Clear Incremental Amount.
Section 3.    Conditions Precedent; Representations and Warranties.
3.1    Conditions Precedent to Effectiveness. This Amendment No. 1 shall become effective as of the date on which each of the following conditions precedent has been satisfied (the “Amendment No. 1 Effective Date”):
(a)    delivery of executed counterparts of this Amendment No. 1 by each of (i) the Borrower, (ii) the Parent, (iii) the Permitted Subsidiary, (iv) the Administrative Agent and (v) the Lenders constituting 100% of the Lenders;
(b)    delivery of executed copies of (i) that certain Amended & Restated Upfront Fee Letter, dated as of the date hereof, by and among MUFG Bank, Ltd., JPMorgan Chase Bank, N.A., Mizuho Bank, Ltd., Sumitomo Mitsui Banking Corporation and the Borrower and (ii) that certain Arranger Fee Letter, dated as of the date hereof, by and among MUFG Bank, Ltd., JPMorgan Chase Bank, N.A., Mizuho Bank, Ltd., Sumitomo Mitsui Banking Corporation and the Borrower; and

(c)    Borrower has arranged for payment on the Amendment No. 1 Effective Date of all reasonable and documented out-of-pocket fees and expenses then due and payable pursuant to the Loan Documents to the extent invoiced at least three (3) Business Days prior to the Amendment No. 1 Effective Date.
3.2    Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent that, as of the Amendment No. 1 Effective Date:
(a)    no Default or Event of Default exists;
(b)    since the Closing Date, no development or event has occurred that has had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and
(c)    each of the representations and warranties made by each Loan Parties in the Loan Documents is true and correct in all material respects, except for those representations and warranties that are qualified by materiality, which are true and correct in all respects, as to such Loan Party on and as of the Amendment No. 1 Effective Date (or, if stated to have been made solely as of an earlier date, as of such earlier date) (it being understood and agreed that, for purposes of the representations and warranties contemplated by this clause (c), the TLA/Revolver Credit Agreement shall be as amended by this Amendment No. 1).
Section 4.    Security and Depository Agreement. As collateral security for the performance by the Company of all of its covenants, agreements and obligations under the Secured Obligation Documents and the prompt repayment in full when due and payable (whether at stated maturity, by acceleration or otherwise) of the Loans and all other Secured Obligations (arising under the TLA/Revolver Credit Agreement, as amended by this Amendment No. 1), each of the Borrower and the Permitted Subsidiary confirms and agrees that, pursuant to the Security and Depository Agreement, it has granted, and as of the date hereof it continues to grant, to the Collateral Agent for the benefit of the Secured Parties, a first priority security interest on all its right, title and interest whether now owned or hereafter existing or acquired in, to and under the Collateral described in the Security and Depository Agreement, including Section 7.01 (Collateral) thereof.
Section 5.    Pledge Agreement. As collateral security for the timely payment in full in cash when due and performance of the Secured Obligations (arising under the TLA/Revolver Credit Agreement, as amended by this Amendment No. 1), the Parent confirms and agrees that, pursuant to the Pledge Agreement, it has collaterally assigned, pledged, granted, conveyed and transferred, and as of the date hereof it continues to collaterally assign, pledge, grant, convey and transfer, to the Collateral Agent for the benefit of the Secured Parties, a first priority security interest in and to all of its respective presently owned or hereafter acquired right, title, estate and interest in and to the Pledge Collateral described in the Pledge Agreement, including Section 2 (Pledge and Security Interest) thereof.
Section 6.    Loan Document. This Amendment No. 1 constitutes a Loan Document as such term is defined in, and for purposes of, the TLA/Revolver Credit Agreement.
Section 7.    Governing Law; Jurisdiction; Etc. The provisions of Sections 10.15 (GOVERNING LAW) and 10.16 (WAIVER OF RIGHT TO TRIAL BY JURY) of the TLA/Revolver Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein.
Section 8.    Headings. All headings in this Amendment No. 1 are included only for convenience and ease of reference and shall not be considered in the construction and interpretation of any provision hereof.
Section 9.    Binding Nature and Benefit; Amendment. This Amendment No. 1 shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted assigns. This Amendment No. 1 may not be amended or modified except pursuant to a written instrument signed by all parties hereto.
Section 10.    Severability. The provisions of Section 10.14 (Severability) of the TLA/Revolver Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein.
Section 11.    Counterparts. This Amendment No. 1 may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by facsimile or portable document format (“pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment No. 1.
Section 12.    No Modifications; No Other Matters. Except as expressly provided for herein, the terms and conditions of the TLA/Revolver Credit Agreement and the other Loan Documents shall continue unchanged and shall remain in full force and effect. This Amendment No. 1 shall apply solely in the specific instances and for the specific purposes expressly set forth herein and shall not be deemed or construed as a waiver of any other matters or to prejudice any rights which any of the Secured Parties may now have or may have in the future under or in connection with the Loan Documents or any of the instruments or documents referred to therein, nor shall this Amendment No. 1 apply to any other matters.
Section 13.    Effect of Amendment. From and after the Amendment No. 1 Effective Date, any reference in the TLA/Revolver Credit Agreement or any Loan Document or other documents, certificates or instruments related thereto or annexes, schedules or exhibits referring to the TLA/Revolver Credit Agreement or any component thereof shall be deemed to refer to the

TLA/Revolver Credit Agreement or component thereof as amended by this Amendment No. 1 and references in the TLA/Revolver Credit Agreement to “this Agreement” (including indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the TLA/Revolver Credit Agreement as amended hereby.
Section 14.    No Novation. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment No. 1 and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 1 Effective Date.
Section 15.    Electronic Execution. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment No. 1 and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state, provincial or territorial laws based on the Uniform Electronic Transactions Act.
[Remainder of the page left intentionally blank.]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be duly executed by their officers thereunto duly authorized as of the day and year first above written.

BLACKFIN PIPELINE, LLC, as the Borrower
By: /s/ Scott Simmons Name: Scott Simmons Title: Senior Vice President and Chief Financial Officer

BLACKFIN SUPPLY, LLC, as the Permitted Subsidiary
By: /s/ Scott Simmons Name: Scott Simmons Title: Senior Vice President and Chief Financial Officer

BLACKFIN PIPELINE PELDGOR, LLC, as the Parent

By: /s/ Scott Simmons Name: Scott Simmons Title: Senior Vice President and Chief Financial Officer

[Signature Page to Amendment No. 1 (TLA)]

Acknowledged and agreed as of the first date set forth above.
MUFG BANK, LTD., as Administrative Agent
By: /s/ Lawrence Blat Name: Lawrence Blat Title: Authorized Signatory

[Signature Page to Amendment No. 1 (TLA)]

Acknowledged and agreed as of the first date set forth above.
MUFG BANK, LTD., as Lender
By: /s/ Chip Lewis Name: Chip Lewis Title: Managing Director

[Signature Page to Amendment No. 1 (TLA)]

Acknowledged and agreed as of the first date set forth above.
JPMORGAN CHASE BANK, N.A., as Lender
By: /s/ Omar Valdez Name: Omar Valdez Title: Executive Director

[Signature Page to Amendment No. 1 (TLA)]

Acknowledged and agreed as of the first date set forth above.
MIZUHO BANK, LTD., as Lender
By: /s/ Dominick D’Ascoli Name: Dominick D’Ascoli Title: Director

[Signature Page to Amendment No. 1 (TLA)]

Acknowledged and agreed as of the first date set forth above.
SUMITOMO MITSUI BANKING CORPORATION, as Lender
By: /s/ Paul Jun Name: Paul Jun Title: Managing Director

[Signature Page to Amendment No. 1 (TLA)]

Schedule A
SCHEDULE 2.05(a)
Updated Amortization Schedule
[Omitted]